CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Northeast Pennsylvania Financial Corp. (the “Company”) on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, E. Lee Beard, President, Chief Executive Officer and chief financial officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/E. Lee Beard
E. Lee Beard
President, Chief Executive Officer and chief financial officer
August 19, 2003

A signed original of this written statement required by Section 906 has been provided to Northeast Pennsylvania Financial Corp. and will be retained by Northeast Pennsylvania Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.